EXHIBIT 24

                               POWER OF ATTORNEY


        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael A. Flick and Thomas L. Callicutt, Jr., or either of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on his or her behalf First Commerce Corporation's Annual Report on Form 10-K for the year ended December 31, 1996.

        Hereby executed by the following persons in the capacities indicated on the 18th day of February, 1997.


IAN ARNOF                                           /s/ Ian Arnof
-----                                              -----------------------------
President and Chief Executive Officer
        and Director



HERMANN MOYSE, JR.                                  /s/ Hermann Moyse, Jr.
-----                                              -----------------------------
Chairman of the Board



MICHAEL A. FLICK                                    /s/ Michael A. Flick
-----                                              -----------------------------
Executive Vice President
        and Chief Administrative Officer



THOMAS L. CALLICUTT, JR.                            /s/ Thomas L. Callicutt, Jr.
-----                                              -----------------------------
Executive Vice President, Controller and
        Principal Accounting Officer



JAMES J. BAILEY III                                 /s/ James J. Bailey III
-----                                              -----------------------------
Board Member



JOHN W. BARTON                                      /s/ John W. Barton
-----                                              -----------------------------
Board Member

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SYDNEY J. BESTHOFF III                              /s/ Sydney J. Besthoff III
-----                                              -----------------------------
Board Member



ROBERT H. BOLTON                                    /s/ Robert H. Bolton
-----                                              -----------------------------
Board Member



MARY ELLEN CHAVANNE                                 /s/ Mary Ellen Chavanne
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Board Member



FRANCES B. DAVIS                                    /s/ Frances B. Davis
-----                                              -----------------------------
Board Member



ROBERT C. CUDD III                                  /s/ Robert C. Cudd III
-----                                              -----------------------------
Board Member



LAURANCE EUSTIS, JR.                                /s/ Laurance Eustis, Jr.
-----                                              -----------------------------
Board Member



WILLIAM P. FULLER                                   /s/ William P. Fuller
-----                                              -----------------------------
Board Member



ARTHUR HOLLINS III                                  /s/ Arthur Hollins III
-----                                              -----------------------------
Board Member



F. BEN JAMES, JR.
-----                                              -----------------------------
Board Member

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ERIK. F. JOHNSEN                                    /s/ Erik F. Johnsen
-----                                              -----------------------------
Board Member



J. MERRICK JONES, JR.                               /s/ J. Merrick Jones, Jr.
-----                                              -----------------------------
Board Member



EDWIN LUPBERGER                                     /s/ Edwin Lupberger
-----                                              -----------------------------
Board Member



HUGH G. MCDONALD, JR.                               /s/ Hugh G. McDonald, Jr.
-----                                              -----------------------------
Board Member



SAUL A. MINTZ                                       /s/ Saul A. Mintz
-----                                              -----------------------------
Board Member



O. MILES POLLARD, JR.                               /s/ O. Miles Pollard, Jr.
-----                                              -----------------------------
Board Member



G. FRANK PURVIS, JR.                                /s/ G. Frank Purvis, Jr.
-----                                              -----------------------------
Board Member



THOMAS H. SCOTT                                     /s/ Thomas H. Scott
-----                                              -----------------------------
Board Member



EDWARD M. SIMMONS
-----                                              -----------------------------
Board Member

H. LEIGHTON STEWARD                                 /s/ H. Leighton Steward
-----                                              -----------------------------
Board Member



ROBERT A. WEIGLE                                    /s/ Robert A. Weigle
-----                                              -----------------------------
Board Member

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